Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this quarterly report on Form 10-Q of Transcat, Inc., Lee D. Rudow, the Chief Executive Officer of Transcat, Inc. and Thomas L. Barbato, the Chief Financial Officer of Transcat, Inc. certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of their knowledge, that:

1.	This quarterly report on Form 10-Q for the second quarter ended September 23, 2023 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in this quarterly report on Form 10-Q for the second quarter ended September 23, 2023 fairly presents, in all material respects, the financial condition and results of operations of Transcat, Inc.

Date: November 1, 2023	/s/ Lee D. Rudow
Lee D. Rudow
President and Chief Executive Officer (Principal Executive Officer)

Date: November 1, 2023	/s/ Thomas L. Barbato
Thomas L. Barbato
Senior Vice President of Finance and Chief Financial Officer (Principal Financial Officer)

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Transcat, Inc. and will be retained by Transcat, Inc. and furnished to the SEC or its staff upon request.